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                                  EXHIBIT 99.1

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Peregrine Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Legere, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   December 13, 2002         Signed: /s/ EDWARD J. LEGERE
         -----------------                 ------------------------------------
                                           Edward J. Legere
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


         In connection with the Quarterly Report of Peregrine Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul J. Lytle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   December 13, 2002                  Signed: /s/ PAUL J. LYTLE
         -----------------                          ----------------------------
                                                    Paul J. Lytle
                                                    CHIEF FINANCIAL OFFICER